UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On August 8, 2023, ReWalk Robotics, Inc. (“RRI”), a wholly owned subsidiary of ReWalk Robotics Ltd. (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) with AlterG, Inc. (“AlterG”), Atlas Merger Sub, Inc., a wholly owned subsidiary of RRI (“Merger Sub”), and Shareholder Representative Services LLC, solely in its capacity as representative, agent and attorney-in-fact of the securityholders of AlterG, pursuant to which, Merger Sub will merge with and into AlterG, with AlterG continuing as the surviving corporation and a wholly owned subsidiary of RRI (the “Acquisition”).

RRI intends to consummate the Acquisition for approximately $19.0 million in cash (subject to customary adjustments for net working capital, indebtedness, cash, and transaction expenses). Following the closing of the Acquisition (the “Closing”), the Agreement provides for two potential earnout payments to be made to AlterG’s stockholders (as of immediately prior to the Closing) based on AlterG’s revenue growth during the two consecutive trailing twelve-month periods following the Closing. Each earnout payment, if any, will equal 65% of the revenue growth (measured in accordance with the terms of the Agreement) during each such trailing twelve-month period.

The Agreement contains customary representations, warranties, indemnities and covenants of RRI and AlterG.

Consummation of the Acquisition is subject to various customary conditions, including, among others, (i) approval of the Agreement by the requisite vote of AlterG’s stockholders and (ii) the absence of any order or law issued by certain courts of competent jurisdiction or other governmental entity, in each case prohibiting consummation of the Acquisition, and no action or proceeding by a governmental entity before any court or certain other governmental entities of competent jurisdiction seeking to prohibit consummation of the Acquisition.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, RRI, AlterG, or their respective subsidiaries or affiliates, or to modify or supplement any factual disclosures about the Company that it includes in its public reports filed with the Securities and Exchange Commission (“SEC”). The representations, warranties, and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates at the time they were made or at any other time. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Agreement should not be read alone, but should instead be read in conjunction with the other reports and filings that the Company makes from time to time with the SEC.

Item 7.01          Regulation FD Disclosure.

On August 8, 2023, the Company issued a press release announcing the execution of the Agreement, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 9, 2023, the Company posted to the “Investors” section of its website an investor presentation slideshow (the “Presentation”), which is furnished herewith as Exhibit 99.2. The Company intends to use the Presentation from time to time in making presentations to analysts, potential investors, and other interested parties.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and  99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing. Information contained on, or that can be accessed through, the Company’s website does not constitute a part of, and is not incorporated by reference into, this Current Report on Form 8-K.

Forward Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transaction and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ReWalk undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; and (3) ReWalk and AlterG may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of ReWalk are set forth in its filings with the SEC, including ReWalk’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in ReWalk’s filings with the SEC are not exclusive. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 8, 2023, by and among ReWalk Robotics, Inc., Atlas Merger Sub, Inc., AlterG, Inc. and Shareholder Representative Services LLC*
99.1	Press Release of ReWalk Robotics Ltd. dated August 8, 2023**
99.2	Investor presentation.**
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules so furnished.

** Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.
Dated: August 9, 2023	By:	/s/ Michael Lawless
	Name:	Michael Lawless
	Title:	Chief Financial Officer